SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In August 2021, we signed a sale-and-leaseback agreement in an amount of $260.0 million with a leading Chinese leasing company for twelve vessels acquired as part of the Vessel Acquisitions to part refinance the Sterna Finance facility. The lease financing has a tenor of seven years, carries an interest rate of LIBOR plus a margin of 200 basis points, has an age adjusted amortization profile of 22 years and includes purchase options for us throughout the term, with a purchase obligation at the end of the term. The agreement is subject to customary closing conditions.

Further, in August 2021 we signed a $175 million credit facility financing six Newcastlemax vessels, thus fully refinancing the Sterna facility. The facility has a five-year tenor and 19 year age adjusted repayment profile and carries an interest rate of LIBOR plus a margin of 190 basis points. The facility includes a $50 million revolving credit tranche. The $175.0 million facility has been fully drawn as of the date of this report, whereas $170.0 million have been used to repay Sterna facility debt and interest balance for the six Newcastlemax vessels acquired as part of Vessel Acquisitions and $5.0 million will be used for general Company's purposes.

In August 2021, we terminated our relationship with CCL, increasing the number of vessels under our day-to-day commercial control.

On August 26, 2021, we announced a cash dividend for the second quarter of 2021 of $0.50 per share. The record date for the dividend will be September 10, 2021. The ex-dividend date is expected to be September 9, 2021 and the dividend is payable on or about September 20, 2021.